                         --------------------------


                         SATELLITE ESCROW AGREEMENT



                                   Among



                      FIRST TRUST NATIONAL ASSOCIATION
                     (as "Escrow Agent" and "Trustee")



                                    and



                          ECHOSTAR DBS CORPORATION
                                ("Company")



                               June 25, 1997


                         --------------------------

                                  TABLE OF EXHIBITS




Exhibit A     Form of Budget
Exhibit B-1   Form of Regular Disbursement Request
Exhibit B-2   Form of Disbursement Request for Regular
                Disbursements from the Escrow Account
                on or after Project Completion
Exhibit B-3   Form of Disbursement Request for Funds upon
                Receipt of Contractual Deferrals
Exhibit B-4   Form of Disbursement Request for Funds
                from Insurance Proceeds Sub-Account to
                Construct and Launch Replacement
                Satellite
Exhibit B-5   Form of Disbursement Request for Funds
                from Insurance Proceeds Sub-Account
                to Apply to an Excess Proceeds Offer
Exhibit B-6   Form of Disbursement Request for All
              Remaining Funds from Insurance
                Proceeds Sub-Account
Exhibit B-7   Form of Disbursement Request for
                Funds from Asset Sales Sub-Account
                to Make Receiver Subsidies or
                to Buy or Lease Satellite Frequencies
                at Orbital Slots or to Purchase
                Tangible Assets or to Purchase a
                Replacement Satellite
Exhibit B-8   Form of Disbursement Request for
                Funds from Asset Sales Sub-Account
                to Apply to an Excess Proceeds Offer
Exhibit B-9   Form of Disbursement Request for
                All Remaining Funds from Asset Sales
                Sub-Account
Exhibit C-1   Form of Reporting Accounting Letter
                for Disbursement Request in the
                Form of Exhibit B-l or B-2
Exhibit C-2   Form of Reporting Accountant Letter
                for Disbursement Request in the Form
                of Exhibit B-3 or B-6

                         SATELLITE ESCROW AGREEMENT

     This SATELLITE ESCROW AGREEMENT ("AGREEMENT"), dated as of June 25,
1997, by and among FIRST TRUST NATIONAL ASSOCIATION, as Escrow Agent ("ESCROW AGENT") and as trustee for the benefit of the holders of the Notes (as defined below) under the Indenture (as defined below) (the "TRUSTEE"), and ECHOSTAR DBS CORPORATION, a Colorado corporation (the "COMPANY").

                                RECITALS

     A. Pursuant to that certain Indenture dated as of June 25, 1997, by and among the Company, the EchoStar Group (as defined below) and the Trustee ("INDENTURE"), the Company has issued $375,000,000 aggregate principal amount of its 12 1/2% Senior Secured Notes due 2002 ("NOTES").

     B. As security for its obligation to repay the Notes, the Company has executed and delivered to the Trustee, in addition to the Indenture, (i) a Security Agreement, in which the Company grants to the Trustee a security interest in (x) the Satellite Escrow Account (as defined herein) established hereby and (y) the escrow account established by the Interest Escrow Agreement dated as of the date hereof; and (ii) certain other collateral-related documents.

     C. As security for the Company's obligation to repay the Notes, EchoStar Communications Corporation ("ECHOSTAR") has executed and delivered to the Trustee a Pledge Agreement in which EchoStar grants to the Trustee a pledge of all of EchoStar's right, title and interest in and to all of the issued and outstanding capital stock of the Company.

     D. The parties have entered into this Agreement to set forth the conditions upon which, and the manner in which, funds will be disbursed from the Satellite Escrow Account to permit, among other things, the Company to make required payments under the Satellite Contract and Launch Contract as well as to make payments of Launch Insurance or In-Orbit Insurance.

                                 AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     I. DEFINED TERMS. Capitalized terms used herein but not defined shall have the meaning given in the Indenture. In addition to any other defined terms used herein, the following terms shall constitute defined terms for purposes of this Agreement and shall have the meanings set forth below:

     "ACCEPTABLE REPLACEMENT ESCROW AGENT" means a corporation organized and doing business under the laws of the United States of America or of any state thereof authorized under such laws to exercise corporate trustee power, subject to supervision or examination by federal or state authority and having a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition.

     "ACCEPTABLE REPLACEMENT REPORTING ACCOUNTANT" means any of the largest six nationally recognized accounting firms.

     "ASSET SALES SUB-ACCOUNT" has the meaning given in Section 2(d).

     "AVAILABLE FUNDS" means, as of any time the calculation of Available
Funds is made, (a) the proceeds from the issuance and sale of the Notes remaining in the Satellite Escrow Account, (b) net revenue which the Company expects to realize within the period within which such Available Funds are required to be available deriving from the Satellite which at the time the calculation is made is in commercial operation, based upon then existing contracts for use of such Satellite or from existing businesses to the extent such revenues will be available to the Company, (c) the net proceeds from certain asset sales permitted by Section 4.10 of the Indenture, (d) the proceeds of any insurance received by the Company as the result of any launch failure of the Satellite, or any replacement therefor, and which are permitted by the Indenture to be applied to the development, construction, insurance, launch and operation of a replacement satellite, and (e) funds contained in the Company's deposit or other accounts; in each case without duplication and not including any funds which the Company is contractually prohibited from expending on items in the Budget or which are committed to or required for other business uses.

     "BUDGET" means an itemized schedule in substantially the form attached as EXHIBIT A, as such Budget may be amended from time to time pursuant to
Section 4(a).

     "DISBURSEMENT REQUEST" means a request for disbursement by the Company in substantially the form of EXHIBIT B-1 for disbursements requested from the Satellite Escrow Account prior to Project Completion, in substantially the form of EXHIBIT B-2 for disbursements requested subsequent to Project Completion, in substantially the form of EXHIBIT B-3 for disbursements requested upon receipt of contractual deferrals, in substantially the form of EXHIBIT B-4 for disbursements requested from the Insurance Proceeds Sub-Account, in substantially the form of EXHIBIT B-5 for disbursements requested from the Insurance Proceeds Sub-Account in the event of an Excess Proceeds Offer, in substantially the form of EXHIBIT B-6 for a disbursement request for all remaining funds from the Insurance Proceeds Sub-Account after an Excess Proceeds Offer, in substantially the form of EXHIBIT B-7 for disbursements requested from the Asset Sales Sub-Account, in substantially the form of EXHIBIT B-8 for disbursements requested from the Asset Sales Sub-Account in the event of an Excess Proceeds Offer, and in substantially the form of EXHIBIT B-9 for a disbursement request for all remaining funds from the Asset Sales Sub-Account after an Excess Proceeds Offer. Each Disbursement Request shall be signed by two officers of the Company, one of which shall be the Chief Financial Officer or other senior officer of the Company responsible for financial matters.

     "ECHOSTAR GROUP" means EchoStar Communications Corporation, EchoStar Satellite Broadcasting Corporation and Dish, Ltd.

     "ECHOSTAR PARTIES" means the Company, Dish, Ltd. and EchoStar Satellite Broadcasting Corporation.

     "ELIGIBLE INSTITUTION" means a commercial banking institution (which may include Escrow Agent and its affiliates) that has combined capital and surplus of not less than $500 million or its equivalent in foreign currency, whose debt is rated "A" (or higher) according to Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("MOODY'S") at the time as of which any investment or rollover therein is made.

     "ESCROW AGENT" has the meaning set forth in the preamble to this Agreement.

     "GOVERNMENT SECURITIES" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged.

     "INITIAL ESCROW AMOUNT" shall mean $112.0 million.

     "INSURANCE PROCEEDS SUB-ACCOUNT" has the meaning given in Section
2(c).

     "LAUNCH CONTRACT" means the launch services contract for the launch of EchoStar IV.

     "OFFERING" means the private offering of the Notes.

     "OFFERING MEMORANDUM" means the Offering Memorandum dated June 20, 1997, relating to the Offering.

     "PROJECT" means the construction, launch and insurance of EchoStar IV.

     "PROJECT COMPLETION" means that all requisite events have occurred or failed to occur such that the Company can determine all amounts which will at any time be due and owing under the Launch Contract and Satellite Contract and to any other person entitled to funds contained in the Budget, and all such amounts have been paid.

     "REPORTING ACCOUNTANT" means Arthur Andersen LLP or, if the context requires, the Acceptable Replacement Reporting Accountant.

     "REPORTING LETTER" means a letter in substantially the form of EXHIBIT C-1 or EXHIBIT C-2, from the Reporting Accountant.

     "SATELLITE CONTRACT" means the satellite construction contract relating to the Satellite.

     "SATELLITE ESCROW ACCOUNT" means the escrow account established pursuant to Section 2(b).

     "SATELLITE" means the communications satellite described in the Offering Memorandum as EchoStar IV.

     II.  SATELLITE ESCROW ACCOUNT, ESCROW AGENT.

          A. APPOINTMENT OF ESCROW AGENT. The Trustee and the Company hereby appoint Escrow Agent, and Escrow Agent hereby accepts appointment, as escrow agent under the terms and conditions of this Agreement. The term "Escrow Agent" shall be deemed to include the successor to First Trust National Association.

          B. ESTABLISHMENT OF SATELLITE ESCROW ACCOUNT. Concurrently with the execution and delivery hereof, Escrow Agent shall establish the Satellite Escrow Account at its office at 180 East Fifth Street, Saint Paul, MN 55101. Subject to the security interest granted therein for the benefit of the Trustee, and subject to the other terms and conditions of this Agreement, all funds accepted by Escrow Agent pursuant to this Agreement shall be held for the benefit of the Company and the holders of the Notes in the Satellite Escrow Account. All such funds shall be held in the Satellite Escrow Account until disbursed in accordance with the terms hereof. The Satellite Escrow Account shall be deemed to be under the sole dominion and control of Escrow Agent for the benefit of the Trustee. Concurrently with the execution and delivery hereof, the Company shall deliver the Initial Escrow Amount to the Escrow Agent for deposit into the Satellite Escrow Account. The Company shall also deposit into the Escrow Account any refundings of amounts paid pursuant to the Satellite Contract and the Launch Contract. Escrow Agent shall issue a receipt, or an initial account statement as described in Section 2(i), evidencing and acknowledging Escrow Agent's receipt of all such funds.

          C. INSURANCE PROCEEDS. Under certain circumstances as further described in the Indenture, the Company, certain Subsidiaries or certain loss payees are obligated to deposit with Escrow Agent all or a portion of the proceeds of certain casualty insurance payments. Escrow Agent shall accept such insurance proceeds, placing all funds relating to a casualty to either Satellite in a segregated sub-account in the Satellite Escrow Account entitled "Insurance Proceeds Sub-Account." Such sub-account shall for all purposes of this Agreement be treated as the Satellite Escrow Account except as expressly specified herein.

          D. PROCEEDS FROM ASSET SALES. Under certain circumstances as further described in the Indenture, the Company, certain Subsidiaries or a third party is obligated to deposit with Escrow Agent the proceeds of asset sales. Escrow Agent shall accept such asset sale proceeds, placing all funds relating to such sale in a segregated sub-account in the Satellite Escrow Account entitled "Asset Sales Sub-Account." Such sub-account shall for all purposes of this Agreement be treated as a part of the Satellite Escrow Account except as expressly specified herein.

          E.   ESCROW AGENT COMPENSATION.

               1.   Escrow Agent and any Acceptable Replacement Escrow
Agent shall be compensated pursuant to a separate agreement between the Company and Escrow Agent or such Acceptable Replacement Escrow Agent.

               2. Escrow Agent shall be entitled to disburse from the Satellite Escrow Account all amounts due to Escrow Agent as compensation for services to be performed by Escrow Agent under this Agreement (as determined by agreement with the

Company or pursuant to Section 2(e)(ii)). Such disbursements need not be made pursuant to a Disbursement Request. The final payment pursuant to this
Section 2(e)(ii) shall be prorated if for a partial month.

          F. INVESTMENT OF FUNDS IN SATELLITE ESCROW ACCOUNT. Funds deposited in the Satellite Escrow Account shall be invested and reinvested upon the following terms and conditions:

               1. ACCEPTABLE INVESTMENTS. All funds held in the Satellite Escrow Account shall be invested and reinvested in Marketable Securities in accordance with the Company's written instructions to Escrow Agent. Escrow Agent shall invest such funds (and all interest earned thereon) in Marketable Securities designated by the Company from time to time. All such Marketable Securities shall be assigned to Escrow Agent, for the benefit of the Company (subject to the security interest of the Trustee), subject to the provisions of Section 6, with bank guaranty of the assignor's signature.

               2. SECURITY INTEREST IN INVESTMENTS. No investment of funds in the Satellite Escrow Account shall be made unless the Company has certified to Escrow Agent upon advice of legal counsel that upon such investment, the Trustee will have a first perfected security interest in the applicable investment (such advice of legal counsel relating solely to the manner of perfecting a security interest in a particular type of investment, but not to whether such perfection has been achieved in the instance). A certificate as to a class of investments need not be issued with respect to individual investments in securities in that class if the certificate applicable to the class remains accurate with respect to such individual investments, which continued accuracy the Escrow Agent may conclusively assume.

               3. INTEREST AND DIVIDENDS. All interest earned and dividends paid on funds invested in such Marketable Securities shall be deposited in the Satellite Escrow Account (or reinvested, as the case may be) for the benefit of the Company, subject to the security interest granted to the Trustee pursuant to
Section 6. Interest earned on the Insurance Proceeds Sub-Account or the Asset Sales Sub-Account shall remain segregated in such sub-account and shall be subject to the security interest granted to the Trustee pursuant to Section 6.

          G. LIMITATION ON ESCROW AGENT'S RESPONSIBILITIES.

               1. Escrow Agent's duties and responsibilities shall be limited to those expressly set forth in this Agreement and are purely ministerial in nature. Escrow Agent shall not be subject to, or obligated to recognize, any other agreement to which the Company, the Trustee, or either of them may be a party. References in this Agreement to any such agreement are for identification and definitional purposes only.

               2. Escrow Agent shall have no obligation with respect to the Satellite Escrow Account other than to follow faithfully instructions contained in this Agreement or delivered to Escrow Agent in accordance with this Agreement. Escrow Agent may rely and act upon any written notice, instruction, direction, request, waiver, consent, receipt, or other paper or document ("INSTRUCTIONS") which it believes in good faith to be genuine and what it purports to be. Escrow Agent shall be subject to no liability with respect to the form, execution, or validity of any such Instruction. The Escrow Agent shall not be liable for verifying the accuracy of any certifications made by the Company in any Disbursement Request.

               3. Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for doing anything which, in good faith, it may do or refrain from doing in connection with the Satellite Escrow Account, except in each case in the event of Escrow Agent's gross negligence or wilful misconduct.

          H. SUBSTITUTION OF ESCROW AGENT.

               1. The Company shall have the right to cause Escrow Agent to be relieved of its duties hereunder and to select a substitute escrow agent to serve hereunder (provided such substitute escrow agent is an Acceptable Replacement Escrow Agent), upon the expiration of thirty (30) days following delivery of written notice of substitution to Escrow Agent, the Reporting Accountant and the Trustee. Upon selection of such substitute escrow agent, such substitute escrow agent and the parties hereto other than the substituted escrow agent shall enter into an agreement substantially identical to this Agreement and, thereafter, Escrow Agent shall be relieved of its duties and obligations to perform hereunder, except that Escrow Agent shall transfer to the substitute escrow agent upon request therefor all funds and Marketable Securities maintained by Escrow Agent hereunder and copies of all books, records, plans and other documents in Escrow Agent's possession relating to such funds or Marketable Securities or this Agreement.

               2. Escrow Agent, or any substitute escrow agent, may at any time resign and be discharged of its duties and obligations under this Agreement by giving at least thirty days' notice to the Company and the Trustee. The Company shall appoint an Acceptable Replacement Escrow Agent or substitute escrow agent within such thirty day period.

               3. If the Company fails to appoint a substitute escrow agent as required under paragraph (ii) above, Escrow Agent shall deliver all assets held in the Escrow Account to an Acceptable Replacement Escrow Agent of either its choosing or as appointed by a court upon application therefor.

               4. Escrow Agent shall be discharged from any further duties under this Agreement upon its transfer of the assets held in the Escrow Account to an Acceptable Replacement Escrow Agent.

          I. SATELLITE ESCROW ACCOUNT STATEMENT. Upon receipt of the initial escrow funds and upon the request of the Company or the Reporting Accountant from time to time thereafter (but not less frequently than monthly), Escrow Agent shall deliver to the Company and the Reporting Accountant a statement setting forth with reasonable particularity the balance of funds then in the Satellite Escrow Account (including all sub-accounts and investments) and the manner in which such funds are invested. The parties hereto irrevocably instruct Escrow Agent that on the first date upon which the balance in the Satellite Escrow Account (including the holdings of all Marketable Securities) is reduced to zero, Escrow Agent shall deliver to the Trustee and the Reporting Accountant a notice that the balance in the Satellite Escrow Account has been reduced to zero.

          J.   OTHER POWERS OF ESCROW AGENT.

               1. Escrow Agent may register any investments held by the Satellite Escrow Account in its nominee name without increase or decrease of liability.

               2. Escrow Agent may consult with and obtain advice from legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Agreement or any of Escrow Agent's duties under this Agreement, and Escrow Agent shall incur no liability in acting in good faith in accordance with the advice of such counsel. The fees for consultation with such counsel shall be a proper expense chargeable to the Satellite Escrow Account without a Disbursement Request, provided that Escrow Agent provides the Company with prior written notice of any such charge.

          K. INCUMBENCY CERTIFICATE. The Company and the Trustee each shall provide, and the Company shall cause the Reporting Accountant to provide, a certificate to Escrow Agent as to the incumbency and signatures of those individuals authorized to provide from time to time instructions relating to the Satellite Escrow Account or to execute documents to be provided to Escrow Agent. The Company and the Trustee also shall promptly notify (and the Company shall cause the Reporting Accountant to notify) Escrow Agent of any changes to such a certificate. Escrow Agent may rely on the accuracy and completeness of any such certificate unless and until it has received an acceptable replacement certificate. All certificates provided under this Section 2(k) shall be executed by the applicable party's corporate secretary or assistant secretary or, if the party does not have a corporate secretary or assistant secretary, by a comparable officer.

     III. REPORTING ACCOUNTANT. During such time as any funds remain in the Satellite Escrow Account, the Company shall retain the Reporting Accountant or an Acceptable Replacement Reporting Accountant to perform the duties described in the form of Reporting Letter attached as EXHIBIT C-1 and EXHIBIT C-2. The Company shall be responsible for compensating the Reporting Accountant. The Company shall have the right to cause replacement of the Reporting Accountant and to select a substitute reporting accountant (provided such substitute reporting accountant is an Acceptable Replacement Reporting Accountant), upon the expiration of thirty (30) days following delivery of written notice of substitution to the Reporting Accountant, Escrow Agent and the Trustee.

     IV.  DISBURSEMENTS.

          A. BUDGET. The Company shall amend the Budget concurrently with submission of each Disbursement Request, and shall provide the Reporting Accountant with such amended Budget. Such amendment shall reflect any material changes in any line item thereof, including without limitation change orders under the Satellite Contract or the Launch Contract, and shall reflect expenditures made since the previous Budget, and remaining costs, including, if a replacement satellite is to be acquired after casualty to a Satellite, costs related to such replacement satellite. Any such amendment shall be in writing and shall identify with particularity any line item of "Total Costs" to be increased or decreased, and the amount of the increase or decrease.

          B. PERIODIC REVIEW. The Company shall afford the Reporting Accountant the right to meet periodically at reasonable times with representatives of the Company and such employees, consultants or agents of the Company, or affiliates thereof, as the Reporting Accountant shall reasonably request. In addition, the Reporting Accountant shall have the right at reasonable times to review all information (including contracts) supporting the Company's amendments to the Budget and Disbursement Requests and certificates in support thereof. The Reporting Accountant shall be permitted to contact any contractor, subcontractor or supplier of materials or services for purposes of confirming receipt of disbursements. The Reporting Accountant shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Company, including without limitation bills of sale, statements, receipts, conditional and unconditional lien releases, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Satellite or to be used or consumed in connection therewith. The Company agrees to cooperate with the Reporting Accountant in assisting the Reporting Accountant in the performance of its duties.

          C.   REGULAR DISBURSEMENTS FROM SATELLITE ESCROW ACCOUNT. If
Escrow Agent has determined that all conditions to disbursement set forth below have been satisfied with respect to any Disbursement Request, Escrow Agent shall disburse funds from the Satellite Escrow Account (other than the Insurance Proceeds Sub-Account and the Asset Sales Sub-Account, except as provided in
Section 4(d) and 4(e)), to the Company in the amounts requested in such Disbursement Request (for application in accordance with agreements of the Company, including provisions in the Indenture) provided:

               (i)  a.   Escrow Agent shall have received from the Company
a properly completed Disbursement Request in the form of EXHIBIT B-1 and a copy of a properly completed Reporting Letter substantially in the form of EXHIBIT C-1; provided that with regard to the first Disbursement Request under this Agreement the Company shall not be required to submit a completed Reporting Letter in the form of EXHIBIT C-1; or

                    b. Escrow Agent shall have received from the Company a properly completed Disbursement Request in the form of EXHIBIT B-2 and a copy of a properly completed Reporting Letter substantially in the form of EXHIBIT C-1; and

                    c. Escrow Agent shall have received from the Company a properly completed Disbursement Request in the form of EXHIBIT B-3 and a copy of a properly completed Reporting Letter substantially in the form of EXHIBIT C-1; and

              (ii) Escrow Agent shall not have received any notice from the Trustee that as a result of an Event of Default (as defined in the Indenture), the indebtedness represented by the Notes has been accelerated and has become due and payable.

          D.   DISBURSEMENT OF FUNDS FROM THE INSURANCE PROCEEDS
SUB-ACCOUNT. If Escrow Agent has determined that all conditions to disbursements set forth below have been satisfied with respect to any Disbursement Request for funds in the Insurance Proceeds Sub-Account, Escrow Agent shall disburse funds from such Sub-Account to the Company in the amounts requested in such Disbursement Request (for application in accordance with agreements of the Company, including provisions in the Indenture) provided:

               1.   a.   Escrow Agent shall have received from the Company
a properly completed Disbursement Request in the form of EXHIBIT B-4, and a copy of a properly completed Reporting Letter substantially in the form of EXHIBIT C-2; or

                    b. Escrow Agent shall have received from the Company a properly completed Disbursement Request in the form of EXHIBIT B-5; or

                    c. Escrow Agent shall have received from the Company a properly completed Disbursement Request in the form of EXHIBIT B-6; and

               2. Escrow Agent shall not have received any notice from the Trustee that, as a result of an Event of Default (as defined in the Indenture), the indebtedness represented by the Notes has been accelerated and has become due and payable.

          E. DISBURSEMENT OF FUNDS FROM THE ASSET SALES SUB-ACCOUNT. If Escrow Agent has determined that all conditions to disbursements set forth below have been satisfied with respect to any Disbursement Request for funds in the Asset Sales Sub-Account, Escrow Agent shall disburse funds from such Sub-Account to the Company in the amounts requested in such Disbursement Request (for application in accordance with agreements of the Company, including provisions in the Indenture) provided:

               1. Escrow Agent shall have received from the Company a properly completed Disbursement Request in the form of EXHIBIT B-7, and a copy of a properly completed Reporting Letter substantially in the form of EXHIBIT C-2; or

                    a. Escrow Agent shall have received from the Company a properly completed Disbursement Request in the form of EXHIBIT B-8; or

                    b. Escrow Agent shall have received from the Company a properly completed Disbursement Request in the form of EXHIBIT B-9; and

               2. Escrow Agent shall not have received any notice from the Trustee that, as a result of an Event of Default (as defined in the Indenture), the indebtedness represented by the Notes has been accelerated and has become due and payable.

          F. LIMITATION ON MONTHLY DISBURSEMENTS. No disbursements made pursuant to a Disbursement Request may exceed $15 million, except (i) to the extent that the disbursement is made directly by Escrow Agent (by wire transfer, check or other direct payment) to a recipient other than EchoStar or its Subsidiaries, (ii) disbursement of funds to be used to make required payments under the Satellite Contract and Launch Contract, (iii) disbursement of funds to be used to make payments of Launch Insurance or In-Orbit Insurance, or (iv) if made pursuant to a certificate in the form of EXHIBIT B-2, EXHIBIT B-3, EXHIBIT B-6 or EXHIBIT B-9.

          G. COORDINATION WITH ECHOSTAR PARTIES. The Company agrees to disburse proceeds of its Disbursement Requests to the Company or the relevant Subsidiary of the Company having need of such proceeds as provided in the "Description of Senior Secured Notes -- Disbursement of Funds -- Escrow Accounts" section of the Offering Memorandum. The Company agrees to engage in such coordination with such EchoStar Parties as shall be necessary and appropriate to allow the Company to make Disbursement Requests at such times and in such amounts as shall be consistent with this Agreement and the Indenture. Through their respective Guarantees of the Company's performance of this Agreement, the Guarantors have agreed, and hereby agree, that all information and certificates provided by the Company have received all necessary review, approval and concurrence by the appropriate EchoStar Party.

     V. INDEMNITY. The Company shall indemnify, hold harmless and defend Escrow Agent and the Trustee, and their respective directors, officers, agents and employees, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, legal fees, and claims for damages, arising from Escrow Agent's and the Trustee's respective performance under this Agreement, except to the extent that such liability, expense or claim is directly attributable to the gross negligence or wilful misconduct of such indemnified person. In connection with any claim, action, obligation, liability or expense for which indemnification is sought by the Escrow Agent hereunder, the Escrow Agent shall be entitled to recover its costs as incurred from funds available in the Satellite Escrow Account.

     VI.  GRANT OF SECURITY INTEREST.

          A. The Company hereby irrevocably grants a first priority security interest in, pledges, assigns and sets over to the Trustee all of its right, title and interest in the Satellite Escrow Account, all funds held therein and all Marketable Securities and replacements thereof and proceeds therefrom held by Escrow Agent pursuant to Section 2, as well as all rights of the Company under this Agreement (collectively, the "COLLATERAL"), to secure all obligations and indebtedness of the Company under the Notes and any other obligation now or hereafter arising, of every kind and nature, owed by the Company under the Indenture to the Holders of the Notes or the Trustee. The Company and the Trustee hereby irrevocably instruct Escrow Agent to: (i) maintain all of the Collateral free and clear of all liens, security interests, safekeeping or other charges, demands and claims against Escrow Agent of any nature whatsoever now or hereafter existing, in favor of anyone other than the Trustee; (ii) promptly notify the Trustee if Escrow Agent becomes aware that any person other than the Trustee has a lien or security interest upon any portion of the Collateral (other than any claim which Escrow Agent may have against the Satellite Escrow Account for unpaid fees and expenses); and

(iii) immediately disburse all funds held in the Satellite Escrow Account to the Trustee and transfer title to all Marketable Securities held by Escrow Agent hereunder to the Trustee upon written notice by the Trustee to Escrow Agent that as a result of an Event of Default under the Indenture, the indebtedness represented by the Notes has been accelerated and has become due and payable.

          B. Escrow Agent shall act solely as the Trustee's agent in connection with its duties under this Section 6, notwithstanding any other provision contained in this Agreement, without any right to receive compensation from the Trustee and without any authority to obligate the Trustee or to compromise or pledge its security interest hereunder.

          C. Upon demand, the Company will execute and deliver to the Trustee such instruments and documents as the Trustee may reasonably deem necessary or advisable to confirm or perfect the rights of the Trustee under this Agreement and the Trustee's interest in the Collateral. The Trustee will take all necessary action within its power to preserve and protect the security interest created hereby as a lien and encumbrance upon the Collateral.

          D. The Company hereby appoints the Trustee as its attorney-in-fact effective upon and during the continuance of an Event of Default under the Indenture with full power of substitution to do any act which the Company is obligated hereby to do, to exercise such rights as the Company might exercise with respect to the Collateral and to take any action in the Company's name required or advisable to protect the Trustee's security interest hereunder.

     VII. TERMINATION. This Agreement shall terminate automatically upon termination of the Indenture or defeasance pursuant to Article 8 thereof, unless sooner terminated by agreement of the parties hereto; provided, however, that the obligations of the Company under Section 5 of this Agreement shall survive termination of this Agreement.

          A. WAIVER. Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designating the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

          B. INVALIDITY. If, for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

          C. ASSIGNMENT. This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties. In any event, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

          D. BENEFIT. The parties hereto, the holders of the Notes and their permitted assigns, but no others, shall be bound hereby and entitled to the benefits hereof.

          E. TIME. Time is of the essence in each provision of this Agreement of which time is an element.

          F. CHOICE OF LAW. The existence, validity, construction, operation and effect of any and all terms and provisions of this Agreement shall be determined in accordance with and governed by the laws of the State of New York, without giving effect to conflict of law principles thereof.

          G. ENTIRE AGREEMENT; AMENDMENTS. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by duly authorized representatives of all parties.

          H. NOTICES. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either: (a) on the day of hand delivery; or (b) three business days following the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as follows:

               To Escrow Agent:

               First Trust National Association
               180 East Fifth Street
               Saint Paul, MN 55101
               Attention: Corporate Trust Administration

               To the Trustee:

               First Trust National Association
               180 East Fifth Street
               Saint Paul, MN 55101
               Attention: Corporate Trust Administration

               To the Company:

               EchoStar DBS Corporation
               90 Inverness Circle East
               Englewood, CO 80112
               Attention: David K. Moskowitz
or at such other address as the specified entity most recently may have designated in writing in accordance with this section to the others.

          I. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          J. CAPTIONS. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

          K. AUTHORITY OF THE COMPANY; VALID AND BINDING AGREEMENT. The Company hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes the legal, valid and binding obligation of the Company. The execution, delivery and performance of this Agreement by the Company does not violate any applicable law or regulation to which the Company is subject and does not require the consent of any governmental or other regulatory body to which the Company is subject, except for such consents and approvals as have been obtained and are in full force and effect.

          L. AUTHORITY OF THE ESCROW AGENT AND THE TRUSTEE; VALID AND BINDING AGREEMENT. Each of the Escrow Agent and the Trustee hereby represents and warrants and this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation.


                               [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed and delivered this Satellite Escrow Agreement as of the date first above written.

ESCROW AGENT:                          FIRST TRUST NATIONAL ASSOCIATION


                                       By: /s/ RICHARD H. PROKOSCH
                                          ------------------------------------
                                       Name: Richard H. Prokosch
                                       Title: Trust Officer


TRUSTEE:                               FIRST TRUST NATIONAL ASSOCIATION


                                       By: /s/ RICHARD H. PROKOSCH
                                          ------------------------------------
                                       Name: Richard H. Prokosch
                                       Title: Trust Officer


COMPANY:                               ECHOSTAR DBS CORPORATION


                                       By: /s/  DAVID K. MOSKOWITZ
                                          ------------------------------------
                                       Name: David K. Moskowitz
                                       Title: Senior Vice President

                       Exhibit A TO SATELLITE ESCROW AGREEMENT

                                    FORM OF BUDGET

                                                         AMOUNT EXPENDED
SOURCES (AVAILABLE FUNDS)              TOTAL ORIGINAL    THROUGH*           REMAINING
-------------------------              --------------    ---------------    ---------

Balance in Satellite Escrow Account    $                 $                  $

Asset Sale Proceeds                    $                 $                  $

Insurance Proceeds                     $                 $                  $

Interest                               $                 $                  $
                                        -------------     -------------      -------------

TOTAL                                  $                 $                  $


                                                         AMOUNT EXPENDED
USES                                   TOTAL COSTS       THROUGH*           REMAINING COSTS
----                                   -----------       ---------------    ---------------

Satellite construction, launch and
insurance                              $                 $                  $

Other (to the extent of Asset Sale
Proceeds and Insurance Proceeds)       $                 $                  $
                                        -------------     -------------      --------------
TOTAL                                  $                 $                  $








    ---------------------
         *Insert latest practicable date.

                  Exhibit B-1 TO SATELLITE ESCROW AGREEMENT

                        FORM OF DISBURSEMENT REQUEST
(for Regular Disbursements from the Satellite Escrow Account prior to Project Completion)

                         [Letterhead of the Company]

                                    [Date]

First Trust National Association
180 East Fifth Street
Saint Paul, MN  55101
Attention: Corporate Trust Administration

     Re:  Disbursement Request No. ___

Ladies and Gentlemen:

     We refer to the Satellite Escrow Agreement ("ESCROW AGREEMENT") dated as of June __, 1997 by and among First Trust National Association, as Trustee and Escrow Agent, and EchoStar DBS Corporation, a Colorado corporation (the "COMPANY"). Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

     This letter constitutes a Disbursement Request under the Escrow
Agreement.

     The undersigned hereby requests one or more disbursements of funds contained in the Satellite Escrow Account, for payment of the following items or for reimbursement to the undersigned for its payment of the following items:

Individual Items:

(1) Payments under the Satellite Contract:               $
                                                          ----------
(2) Payments under the Launch Contract:                  $
                                                          ----------
(3) Payments for insurance of the Satellite:             $
                                                          ----------
(4) Other                                                $
                                                          ----------
Total disbursement:                                      $
                                                          ----------
                                                          ----------

     In connection with the requested disbursement, the undersigned hereby represents, warrants and certifies as follows:

     1. All prior disbursements from the Satellite Escrow Account have been expended toward the items for which they were requested pursuant to prior Disbursement requests (except that some or all of the funds disbursed within the past 30

                                     B-1-1
days may not yet have been expended), or have reimbursed the Company for funds expended by the Company toward such items, without duplication. The disbursements proposed by this Disbursement Request, and all past disbursements, shall be, and shall have been, consistent with the "Description of Senior Secured Notes -- Disbursement of Funds -- Escrow Accounts" section of the Offering Memorandum.

     2. Any disbursements for costs related to construction, launch and insurance of Echostar IV will be applied toward required payments under the Satellite Contract or Launch Contract relating to EchoStar IV or toward a payment on Launch Insurance or In-Orbit Insurance for EchoStar IV.

     3. Supporting invoices, certificates and other documentation have been furnished to the Reporting Accountant, in each case referencing the number of the applicable payment item described above. All such documentation is accurate and complete in all material respects.

     4. The Trustee continues to have such security interest in the collateral covered by, or purported to be covered by, the Collateral Documents, as described in the Offering Memorandum.

     5. The Notes have not, as a result of an Event of Default, been accelerated and become due and payable.

     The foregoing representations, warranties and certifications are true and correct and the Reporting Accountant and Escrow Agent are entitled to rely on the foregoing in performing their respective duties relating hereto.

     Funds transfer instructions for each payee are included on the attached schedule.

                             ECHOSTAR DBS CORPORATION


                             By:
                                  -----------------------------
                                  Name:
                                  Title:

I certify that to the best of my knowledge after due inquiry, the foregoing representations, warranties and certifications are true and correct.

                             -----------------------------
                             Chief Financial Officer
                             [or other senior officer
                             responsible for financial
                             matters]

                                       B-1-2
cc:      (w/o encls.)
         [First Trust National Association, as Trustee
         180 East Fifth Street
         Saint Paul, MN  55101
         Attention: Corporate Trust Administration]



                                       B-1-3

                  Exhibit B-2 TO SATELLITE ESCROW AGREEMENT


                        FORM OF DISBURSEMENT REQUEST
(for Regular Disbursements from the Satellite Escrow Account on or after Project Completion)

                         [Letterhead of the Company]

                                    [Date]

First Trust National Association, as Trustee
180 East Fifth Street
Saint Paul, MN  55101
Attention:  Corporate Trust Administration

     Re:  Disbursement Request No. ___

Ladies and Gentlemen:

     We refer to the Satellite Escrow Agreement ("ESCROW AGREEMENT") dated as of June __, 1997 by and among First Trust National Association, as Trustee and Escrow Agent, and EchoStar DBS Corporation, a Colorado corporation (the "COMPANY"). Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

     This letter constitutes a Disbursement Request under the Escrow
Agreement.

     The undersigned hereby requests one or more disbursements of all remaining funds contained in the Satellite Escrow Account.

     In connection with the requested disbursement, the undersigned hereby represents, warrants and certifies as follows:

     1. All prior disbursements from the Satellite Escrow Account have been expended toward the items for which they were requested pursuant to prior Disbursement Requests (except that some or all of the funds disbursed within the past 30 days may not yet have been expended), or have reimbursed the Company for funds expended by the Company toward such items, without duplication. The disbursements proposed by this Disbursement Request, and all past disbursements, shall be, and shall have been, consistent with the "Description of Senior Secured Notes -- Disbursement of Funds -- Escrow Accounts" section of the Offering Memorandum.

     2. Project Completion, as defined in the Escrow Agreement, has been achieved.

     3. The Trustee continues to have such security interest in the collateral covered by, or purported to be covered by, the Collateral Documents, as is described in the Offering Memorandum.

                                     B-2-1

     4. The Notes have not, as a result of an Event of Default, been accelerated and become due and payable.

     5. If the amount of Excess Proceeds to be disbursed exceeds $5 million: The Company has made an Excess Proceeds Offer as required by the Indenture and funds requested hereby were not required to be applied thereto.

     The foregoing representations, warranties and certifications are true and correct and the Escrow Agent is entitled to rely on the foregoing in performing duties relating hereto.

     Funds transfer instructions for each payee are included on the attached schedule.

                        ECHOSTAR DBS CORPORATION

                        By:
                             ---------------------------
                             Name:
                             Title:

I certify that to the best of my knowledge after due inquiry, the foregoing representations, warranties and certifications are true and correct.

                        --------------------------------
                        Chief Financial Officer
                        [or other senior officer
                        responsible for financial
                        matters]

cc:  (w/o encls.)
     First Trust National Association, as Trustee
     180 East Fifth Street
     Saint Paul, MN  55101
     Attention:  Corporate Trust Administration

                                     B-2-2

                    Exhibit B-3 SATELLITE ESCROW AGREEMENT

                         FORM OF DISBURSEMENT REQUEST
               (for funds upon receipt of contractual deferrals)


                          [Letterhead of the Company]

                                    [Date]

First Trust National Association
180 East Fifth Street
Saint Paul, MN  55101
Attention:  Corporate Trust Administration

     Re:  Disbursement Request No. ___

Ladies and Gentlemen:

     We refer to the Satellite Escrow Agreement ("ESCROW AGREEMENT") dated as of June 25, 1997 by and among First Trust National Association, as Trustee and Escrow Agent, and EchoStar DBS Corporation, a Colorado corporation (the "COMPANY"). Unless otherwise specified, capitalized terms used herein shall have the meaning given in the Escrow Agreement.

     This letter constitutes a Disbursement Request under the Escrow
Agreement.

     The undersigned hereby requests one or more disbursements of funds contained in the Satellite Escrow Account in an amount set forth below representing the amount of Additional Payment Obligations (as defined in the Indenture) deferred to a date after the launch date of the Satellite:

     Additional Payment Obligations
     deferred to                             $
                 ------------------           ------------

     In connection with the requested disbursement, the undersigned hereby represents, warrants and certifies as follows:

     1. All prior disbursements from the Satellite Escrow Account have been expended toward the items for which they were requested pursuant to prior Disbursement requests (except that some or all of the funds disbursed within the past 30 days may not yet have been expended), or have reimbursed the Company for funds expended by the Company toward such items, without duplication. The disbursements proposed by this Disbursement Request, and all past disbursements, shall be, and shall have been, consistent with the "Description of Senior Secured Notes -- Disbursement of Funds -- Escrow Accounts" section of the Offering Memorandum.

                                     B-3-1

     2. Supporting invoices, certificates and other documentation have been furnished to the Reporting Accountant, in each case referencing the deferred Additional Payment Obligation described above. All such documentation is accurate and complete in all material respects.

     3. The Trustee continues to have such security interest in the collateral covered by, or purported to be covered by, the Collateral Documents, as described in the Offering Memorandum.

     4. The Notes have not, as a result of an Event of Default, been accelerated and become due and payable.

     The foregoing representations, warranties and certifications are true and correct and the Reporting Accountant and Escrow Agent are entitled to rely on the foregoing in performing their respective duties relating hereto.

     Funds transfer instructions are included on the attached schedule.

                        ECHOSTAR DBS CORPORATION


                        By:
                             --------------------------
                             Name:
                             Title:

                                     B-3-2

I certify that to the best of my knowledge after due inquiry, the foregoing representations, warranties and certifications are true and correct.

                        ------------------------------
                        Chief Financial Officer
                        [or other senior officer
                        responsible for financial
                        matters]


cc:      (w/o encls.)
         [First Trust National Association, as Trustee
         180 East Fifth Street
         Saint Paul, MN  55101
         Attention: Corporate Trust Administration]



                                     B-3-3

                  Exhibit B-4 SATELLITE ESCROW AGREEMENT

                       FORM OF DISBURSEMENT REQUEST

     (for funds from the Insurance Proceeds Sub-Account to Construct and Launch Replacement Satellite)

                          [Letterhead of the Company]

                                    [Date]

First Trust National Association
180 East Fifth Street
Saint Paul, MN  55101
Attention:  Corporate Trust Administration

     Re:  Disbursement Request No. ___

Ladies and Gentlemen:

     We refer to the Satellite Escrow Agreement ("ESCROW AGREEMENT") dated as of June 25, 1997 by and among First Trust National Association, as Trustee and Escrow Agent, and EchoStar DBS Corporation, a Colorado corporation (the "COMPANY"). Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

     This letter constitutes a Disbursement Request under the Escrow
Agreement.

     The undersigned hereby requests one or more disbursements of funds contained in the Insurance Proceeds Sub-Account:

Individual Items:

(1)  Payments for construction, launch, insurance or purchase of a replacement satellite, provided such replacement satellite is
     of lesser value compared to the insured satellite:                $
                                                                        ------
(2)  Payments for the construction, launch, insurance or purchase of a replacement satellite of equal or greater value as
     compared to the insured satellite:                                $
                                                                        ------
Total disbursement:                                                    $
                                                                        ======

     In connection with the requested disbursement, the undersigned hereby represents, warrants and certifies as follows:

     1. All prior disbursements from the Satellite Escrow Account and Insurance Proceeds Sub-Account have been expended toward the items for which they

                                     B-4-1
were requested pursuant to prior Disbursement Requests (except that some or all of the funds disbursed within the past 30 days may not yet have been expended), or have reimbursed the Company for funds expended by the Company toward such items, without duplication. The disbursements proposed by this Disbursement Request, and all past disbursements, shall be, and shall have been, consistent with the sections of the Offering Memorandum entitled "Description of Senior Secured Notes -- Certain Covenants -- Maintenance of Insurance" and "Description of Senior Secured Notes -- Disbursements of Funds -- Escrow Account."

     2. Any disbursements for costs related to purchase of a replacement satellite or for construction, launch and insurance of a replacement satellite will be applied toward required payments under such Satellite Contract or Launch Contract or towards a payment on Launch Insurance or In-Orbit Insurance for such replacement satellite.

     3. Supporting invoices, certificates and other documentation, in each case referencing the number of the applicable payment item described above, have been delivered to the Reporting Accountant. All such documentation is accurate and complete in all material respects.

     4. The Trustee continues to have such security interest in the collateral covered by, or purported to be covered by, the Collateral Documents, as described in the Offering Memorandum.

     5. The Notes have not, as a result of an Event of Default, been accelerated and become due and payable.

     6. The Company is not required to make or has already made an offer to repurchase the Notes under the Indenture.

     7.    The Company has issued all of the certifications required by
Section 4.16 of the Indenture and such certifications are true and correct.

     The foregoing representations, warranties and certifications are true and correct and the Reporting Accountant and Escrow Agent are entitled to rely on the foregoing in performing their respective duties relating hereto.

     Funds transfer instructions for each payee are included on the attached schedule.

                                  ECHOSTAR DBS CORPORATION


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:

                                     B-4-2

I certify that to the best of my knowledge after due inquiry, the foregoing representations, warranties and certifications are true and correct.

                                  -------------------------------
                                  Chief Financial Officer
                                  [or other senior officer
                                  responsible for financial
                                  matters]


cc:  (w/o encls.)
     First Trust National Association, as Trustee
     180 East Fifth Street
     Saint Paul, MN  55101
     Attention:  Corporate Trust Administration


                                     B-4-3

                  Exhibit B-5 TO SATELLITE ESCROW AGREEMENT

                        FORM OF DISBURSEMENT REQUEST
(for funds from the Insurance Proceeds Sub-Account to apply to an Excess Proceeds Offer)

                         [Letterhead of the Company]

                                    [Date]


First Trust National Association, as Trustee
180 East Fifth Street
Saint Paul, MN 55101
Attention:  Corporate Trust Administration

     Re:  Disbursement Request No. ___

Ladies and Gentlemen:

     We refer to the Satellite Escrow Agreement ("ESCROW AGREEMENT") dated as of June 25, 1997 by and among First Trust National Association, as Trustee and Escrow Agent, and EchoStar DBS Corporation, a Colorado corporation (the "COMPANY"). Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

     This letter constitutes a Disbursement Request under the Escrow
Agreement.

     This letter constitutes a Disbursement Request under the Escrow Agreement and is for funds from the Insurance Proceeds Sub-Account.

     The undersigned has made an Exceeds Proceeds Offer and requests disbursement of $___________ from the Insurance Proceeds Sub-Account to be applied to such Excess Proceeds Offer.

     In connection with the requested disbursement, the undersigned hereby represents, warrants and certifies as follows:

     1. The disbursements proposed by this Disbursement Request shall be applied for the use specified above.

     2. The Trustee continues to have such security interest in the collateral covered by, or purported to be covered by, the Collateral Documents, as is described in the Offering Memorandum.

     3. The Notes have not, as a result of an Event of Default, been accelerated and become due and payable.

                                     B-5-1

     4. The Indenture permits the disbursement proposed by this Disbursement Request.

     The foregoing representations, warranties and certifications are true and correct and the Escrow Agent is entitled to rely on the foregoing in performing its duties relating thereto.

     Funds transfer instructions for each payee are included on the attached schedule.

                                  ECHOSTAR DBS CORPORATION


                                  By:
                                      ---------------------------
                                      Name:
                                      Title:

I certify that to the best of my knowledge after due inquiry, the foregoing representations, warranties and certifications are true and correct.

                                  ---------------------------------
                                  Chief Financial Officer
                                  [or other senior officer
                                  responsible for financial
                                  matters]

cc:  (w/o encls.)
     First Trust National Association, as Trustee
     180 East Fifth Street
     Saint Paul, MN  55101
     Attention:  Corporate Trust Administration

                                     B-5-2

                  Exhibit B-6 TO SATELLITE ESCROW AGREEMENT

                         FORM OF DISBURSEMENT REQUEST
    (for all remaining funds from the Insurance Proceeds Sub-Account)

                          [Letterhead of the Company]

                                    [Date]


First Trust National Association
180 East Fifth Street
Saint Paul, MN  55101
Attention:  Corporate Trust Administration

     Re:  Disbursement Request No. ___

Ladies and Gentlemen:

     We refer to the Satellite Escrow Agreement ("ESCROW AGREEMENT") dated as of June 25, 1997 by and among First Trust National Association, as Trustee and Escrow Agent, EchoStar DBS Corporation, a Colorado corporation (the "COMPANY"). Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

     This letter constitutes a Disbursement Request under the Escrow Agreement and is for funds from the Insurance Proceeds Sub-Account.

     The undersigned hereby requests disbursements to the Company of all remaining funds contained in the Insurance Proceeds Sub-Account.

     In connection with the requested disbursement, the undersigned hereby represents, warrants and certifies as follows:

     1. Any proceeds applied or contractually committed to be applied, within 180 days of their receipt, to purchase, construction, launch or insurance of a replacement satellite have been so applied.

           or

     1. The Company has determined not to proceed with the purchase of or the construction, launch and insurance of a replacement satellite.

     2. The Company has made an Excess Proceeds Offer as required by the Indenture and funds in the Insurance Proceeds Sub-Account requested hereby were not required to be applied thereto.

                                     B-6-1

     3. The Trustee continues to have such security interest in the collateral covered by, or purported to be covered by, the Collateral Documents, as is described in the Offering Memorandum.

     4. The Notes have not, as a result of an Event of Default, been accelerated and become due and payable.

     The foregoing representations, warranties and certifications are true and correct and the Escrow Agent is entitled to rely on the foregoing in performing its duties relating thereto.

     Funds transfer instructions for each payee are included on the attached schedule.

                                  ECHOSTAR DBS CORPORATION


                                  By:
                                      -----------------------------
                                      Name:
                                      Title:

I certify that to the best of my knowledge after due inquiry, the foregoing representations, warranties and certifications are true and correct.

                                  -------------------------------
                                  Chief Financial Officer
                                  [or other senior officer
                                  responsible for financial
                                  matters]

cc: (w/o encls.)
    First Trust National Association, as Trustee
    180 East Fifth Street
    Saint Paul, MN  55101
    Attention:  Corporate Trust Administration





                                     B-6-2

                Exhibit B-7 TO SATELLITE ESCROW AGREEMENT

                      FORM OF DISBURSEMENT REQUEST
(for funds from the Asset Sales Sub-Account to make Receiver
Subsidies (as defined in the Indenture), buy or lease satellite frequencies at orbital slots, purchase tangible assets, or purchase a replacement satellite)


                     [Letterhead of the Company]

                                [Date]

First Trust National Association
180 East Fifth Street
Saint Paul, MN  55101
Attention:  Corporate Trust Administration

    Re:  Disbursement Request No. ___

Ladies and Gentlemen:

         We refer to the Satellite Escrow Agreement ("ESCROW
AGREEMENT") dated as of June 25, 1997 by and among First Trust
National Association, as Trustee and Escrow Agent, and EchoStar DBS Corporation, a Colorado corporation (the "COMPANY"). Capitalized terms used herein shall have the meaning given in the Escrow
Agreement.

         This letter constitutes a Disbursement Request under the Escrow Agreement.

         The undersigned hereby requests one or more disbursements of funds contained in the Asset Sales Sub-Account:

Individual Items:

(1)  Payments for Receiver Subsidies:                      $
                                                            ----------
(2)  Payments for the purchase or lease of satellite
     frequencies at orbital slots:                         $
                                                            ----------
(3)  Payments for the purchase of tangible assets to be
     used in the business of Echostar permitted under
     Section 4.18 of the Indenture:                        $
                                                            ----------
(4)  If the Company has sold any of its satellites after
     launch, payments for the purchase of a replacement
     satellite:                                            $
                                                            ----------
Total disbursement:                                        $
                                                            ==========

         In connection with the requested disbursement, the undersigned hereby represents, warrants and certifies as follows:

                                   B-7-1

         1. All prior disbursements from the Satellite Escrow Account and Asset Sales Sub-Account have been expended toward the items for which they were requested pursuant to prior Disbursement Requests (except that some or all of the funds disbursed within the past 30 days may not yet have been expended), or have reimbursed the Company for funds expended by the Company toward such items, without duplication. The disbursements proposed by this Disbursement Request, and all past disbursements, shall be, and shall have been, consistent with the sections of the Offering Memorandum entitled "Description of Senior Secured Notes -- Certain Covenants -- Asset Sales" and "Description of Senior Secured Notes -- Disbursement of Funds -- Escrow Accounts."

         2. Funds disbursed for making Receiver Subsidies, for the purchase or lease of satellite frequencies at orbital slots, for the purchase of tangible assets to be used in the business of EchoStar and, if the Company has sold any of its satellites after launch, for the purchase of a replacement satellite will be applied toward required payments under contracts relating to such disbursements.

         3. Supporting invoices, certificates and other documentation, in each case referencing the number of the applicable payment item described above, have been delivered to the Reporting Accountant. All such documentation is accurate and complete in all material respects.

         4. The Trustee continues to have such security interest in the collateral covered by, or purported to be covered by, the Collateral Documents, as described in the Offering Memorandum.

         5. The Notes have not, as a result of an Event of Default, been accelerated and become due and payable.

         The foregoing representations, warranties and certifications are true and correct and the Reporting Accountant and Escrow Agent are entitled to rely on the foregoing in performing their respective duties relating hereto.

         Funds transfer instructions for each payee are included on the attached schedule.

                        ECHOSTAR DBS CORPORATION


                        By:
                            ---------------------------
                            Name:
                            Title:

I certify that to the best of my knowledge after due inquiry, the foregoing representations, warranties and certifications are true and correct.

                        -------------------------------
                        Chief Financial Officer
                        [or other senior officer
                        responsible for financial
                        matters]

                                   B-7-2
cc: (w/o encls.)
    First Trust National Association, as Trustee
    180 East Fifth Street
    Saint Paul, MN  55101
    Attention:  Corporate Trust Administration


                                   B-7-3

                Exhibit B-8 TO SATELLITE ESCROW AGREEMENT

                       FORM OF DISBURSEMENT REQUEST
(for funds from the Asset Sales Sub-Account to apply to an Excess Proceeds Offer)

                       [Letterhead of the Company]

                                  [Date]


First Trust National Association
180 East Fifth Street
Saint Paul, MN  55101
Attention:  Corporate Trust Administration

    Re:  Disbursement Request No. ___

Ladies and Gentlemen:

         We refer to the Satellite Escrow Agreement ("ESCROW
AGREEMENT") dated as of June 25, 1997 by and among First Trust
National Association, as Trustee and Escrow Agent, and EchoStar DBS Corporation, a Colorado corporation (the "COMPANY"). Capitalized terms used herein shall have the meaning given in the Escrow
Agreement.

         This letter constitutes a Disbursement Request under the Escrow Agreement.

         This letter constitutes a Disbursement Request under the Escrow Agreement and is for funds from the Asset Sales Sub-Account.

         The undersigned has made an Exceeds Proceeds Offer and requests disbursement of $_______ from the Asset Sales Sub-Account to be applied to such Excess Proceeds Offer.

         In connection with the requested disbursement, the undersigned hereby represents, warrants and certifies as follows:

         1.   The disbursements proposed by this Disbursement
Request shall be applied for the use specified above.

         2. The Trustee continues to have such security interest in the collateral covered by, or purported to be covered by, the Collateral Documents, as is described in the Offering Memorandum.

         3. The Notes have not, as a result of an Event of Default, been accelerated and become due and payable.

                                   B-8-1

         4. The Indenture permits the disbursement proposed by this Disbursement Request.

         The foregoing representations, warranties and certifications are true and correct and the Escrow Agent is entitled to rely on the foregoing in performing its duties relating thereto.

         Funds transfer instructions for each payee are included on the attached schedule.

                        ECHOSTAR DBS CORPORATION


                        By:
                            ------------------------------
                            Name:
                            Title:

I certify that to the best of my knowledge after due inquiry, the foregoing representations, warranties and certifications are true and correct.


                        ----------------------------------
                        Chief Financial Officer
                        [or other senior officer
                        responsible for financial
                        matters]


cc: (w/o encls.)
    First Trust National Association, as Trustee
    180 East Fifth Street
    Saint Paul, MN  55101
    Attention:  Corporate Trust Administration



                                   B-8-2

                Exhibit B-9 TO SATELLITE ESCROW AGREEMENT

                       FORM OF DISBURSEMENT REQUEST
(for all remaining funds from the Asset Sales Sub-Account)


                       [Letterhead of the Company]

                                  [Date]


First Trust National Association
180 East Fifth Street
Saint Paul, MN  55101
Attention:  Corporate Trust Administration

    Re:  Disbursement Request No. ___

Ladies and Gentlemen:

         We refer to the Satellite Escrow Agreement ("ESCROW AGREEMENT") dated as of June 25, 1997 by and among First Trust National Association, as Trustee and Escrow Agent, EchoStar DBS Corporation, a Colorado corporation (the "COMPANY"). Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

         This letter constitutes a Disbursement Request under the Escrow Agreement and is for funds from the Asset Sales Sub-Account.

         The undersigned hereby requests disbursements to the Company of all remaining funds contained in the Asset Sales
Sub-Account.

         In connection with the requested disbursement, the undersigned hereby represents, warrants and certifies as follows:

         1. Any proceeds applied or contractually committed to be applied, within 180 days of their receipt, to the making of Receiver Subsidies, the purchase or lease of satellite frequencies at orbital slots, the purchase of tangible assets to be used in the business of EchoStar or, if permitted under Section 4.10 of the Indenture, the purchase of a replacement satellite have been so applied.

                                    or

         1. The Company has determined not to proceed with the making of Receiver Subsidies, the purchase or lease of satellite frequencies at orbital slots, the purchase of tangible assets to be used in the business of EchoStar or, if permitted under Section
4.10 of the Indenture, the purchase of a replacement satellite.

         2. The Company has made an Excess Proceeds Offer as required by the Indenture and funds in the Asset Sale Sub-Account requested hereby were not required to be applied thereto.

                                   B-9-1

         3. The Trustee continues to have such security interest in the collateral covered by, or purported to be covered by, the Collateral Documents, as is described in the Offering Memorandum.

         4. The Notes have not, as a result of an Event of Default, been accelerated and become due and payable.

         The foregoing representations, warranties and certifications are true and correct and the Escrow Agent is entitled to rely on the foregoing in performing its duties relating thereto.

         Funds transfer instructions for each payee are included on the attached schedule.

                        ECHOSTAR DBS CORPORATION


                        By:
                            -----------------------------
                            Name:
                            Title:

I certify that to the best of my knowledge after due inquiry, the foregoing representations, warranties and certifications are true and correct.


                        ---------------------------------
                        Chief Financial Officer
                        [or other senior officer
                        responsible for financial
                        matters]

cc: (w/o encls.)
    First Trust National Association, as Trustee
    180 East Fifth Street
    Saint Paul, MN  55101
    Attention:  Corporate Trust Administrator


                                   B-9-2

                               Exhibit C-1

                 Form of Reporting Accountant Letter for
        Disbursement Request in form of Exhibit B-1 or Exhibit B-2


                                  [Date]

Echostar Satellite Broadcasting Corporation
90 Inverness Circle East
Englewood, CO  80112
Attn:  _______________

Dear Sirs:

         We have performed an audit of EchoStar DBS Corporation ("THE COMPANY") as of and for the year ended December 31, 199_, and have issued our report thereon dated February __, 199_. We have not audited any financial statements of the Company as of any date or for any period subsequent to December 31, 199_; although we have conducted an audit for the year ended December 31, 199_, the purpose (and, therefore, the scope) of the audit was to enable us to express our opinion on the combined and consolidated financial statements as of December 31, 199_, and for the year then ended, but not on the financial statements for any interim period within that year. Therefore, we are unable to and do not express any opinion on the unaudited combined and consolidated balance sheets as of March 31, 199_, and the unaudited combined and consolidated statements of income, stockholders' equity and cash flows for the three-month period ended March 31, 199 included in the Offering Memorandum or on the financial position, results of operations, or cash flows as of any date or for any period subsequent to December 31, 199_. [Dates to change as appropriate]

         We have received a copy of the Company's Disbursement Request sequentially numbered ___ and dated __________, 19__ and certain supporting invoices, certificates and other documentation as referred to therein. We have also received all previous sequentially numbered Disbursement Requests and supporting invoices, certificates and other documentation as referred to therein ("PAST DISBURSEMENT REQUESTS").

         At your request, we have applied the following agreed-upon procedures to the Past Disbursement Requests and the attached Schedules in conjunction with the Company's Senior Secured Notes Due 2002 (the "NOTES").

PAST DISBURSEMENT REQUESTS:

              - Agreed disbursements requested to supporting invoices, certificates and other documentation furnished to us by the Company

EXHIBIT A - USES

              -    Agreed paid to date amounts to purchase
                   orders/contracts, etc., which support amount disbursed
              - Agreed estimates to complete to budget and confirmation/contracts as appropriate

                                   C-1-1

              -    Recalculated totals

EXHIBIT A - SOURCES

              -    Agreed escrow balance with escrow agent
              - Agreed cash and cash equivalents to management schedule/general ledger
              - Agreed remaining cost to complete project to remaining funds
              - Agreed amounts stated to be due to Company under contracts for EchoStar IV from __________, 19__ to __________, 19__ to contracts
              -    Recomputed totals

         We noted no differences except as needed below, if any.

         Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of EchoStar DBS Corporation in accordance with generally accepted auditing standards as of or for any period subsequent to December 31, 199_, matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of EchoStar DBS Corporation taken as a whole. [Dates to change as appropriate]

         This letter is solely for the information of, and assistance to, the initial purchasers, bond counsel and the other above-named addressees in connection with the offering of the Notes covered by the Offering Memorandum, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose, including, but not limited to, the registration, purchase or sale of securities. This letter is not to be filed with or referred to in whole or in part in any document, except that reference may be made to it in the Offering Memorandum, the Satellite Escrow Agreement, the Purchase Agreement, or in any list of closing documents pertaining to the offering of the Notes covered by the Offering Memorandum.

                              Very truly yours,

                              ARTHUR ANDERSEN LLP




cc:  First Trust National Association, as Escrow Agent

                                   C-1-2

                               Exhibit C-2

                 Form of Reporting Accountant Letter for
            Disbursement Request in form of Exhibit B-4 or B-7


                                  DRAFT


_____________, 199_

Echostar Satellite Broadcasting Corporation
90 Inverness Circle East
Englewood, CO  80112
Attn: ________________

Dear Sirs:

         We have performed an audit of EchoStar DBS Corporation ("THE COMPANY") as of and for the year ended December 31, 199_, and have issued our report thereon dated February __, 199_. We have not audited any financial statements of the Company as of any date or for any period subsequent to December 31, 199_; although we have conducted an audit for the year ended December 31, 199_, the purpose (and, therefore, the scope) of the audit was to enable us to express our opinion on the combined and consolidated financial statements as of December 31, 199_, and for the year then ended, but not on the financial statements for any interim period within that year. Therefore, we are unable to and do not express any opinion on the unaudited combined and consolidated balance sheets as of March 31, 199_ and the unaudited combined and consolidated statements of income, stockholders' equity and cash flows for the three-month period ended March 31, 199_ included in the Offering Memorandum or on the financial position, results of operations, or cash flows as of any date or for any period subsequent to December 31, 199_. [Dates to change as appropriate]

         We have received a copy of the Company's Disbursement Request sequentially numbered ____ and dated __________, 19__ and certain supporting invoices, certificates and other documentation as referred to therein. We have also received all previous sequentially numbered Disbursement Requests and supporting invoices, certificates and other documentation as referred to therein ("PAST DISBURSEMENT REQUESTS").

         At your request, we have applied the following agreed upon procedures to the Past Disbursement Requests and the attached Schedules in conjunction with the Company's Senior Secured Notes
Due 2002 (the "NOTES").

PAST DISBURSEMENT REQUESTS:

              - Agreed disbursements requested to supporting invoices, certificates and other documentation furnished to us by the Company

EXHIBIT A

                                   C-2-1

              -    Agreed paid to date amounts to purchase
                   orders/contracts, etc., which support amount distributed

              - Agreed estimates to complete to budget and confirmation/contracts as appropriate

              -    Recalculated totals

         We noted no differences except as noted below, if any.

         Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of EchoStar DBS Corporation in accordance with generally accepted auditing standards as of or for any period subsequent to December 31, 199_, matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of EchoStar DBS Corporation taken as a whole. [Dates to change as appropriate]

         This letter is solely for the information of, and assistance to, the initial purchasers, bond counsel and the other above-named addresses in connection with the offering of the Notes covered by the Offering Memorandum, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose, including, but not limited to, the offering, purchase or sale of securities. This letter is not to be filed with or referred to in whole or in part in any document, except that reference may be made to it in the Offering Memorandum, the Satellite Escrow Agreement, the Purchase Agreement, or in any list of closing documents pertaining to the offering of the Notes covered by the Offering Memorandum.

                              Very truly yours,

                              ARTHUR ANDERSEN LLP



cc:  First Trust National Association, as Escrow Agent